Exhibit 10.8

Haynes International, Inc.
Supplemental Executive Retirement Plan
Plan Agreement

Effective January 1, 2002

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THIS PLAN AGREEMENT (this “Agreement”) is entered into as of December 13, 2002, between Haynes International, Inc. (the “Company”), the Participant’s Employer and Francis J. Petro (the “Participant”).

Recital

A.                                   The Participant is a key employee of the Employer, and the Employer desires to have the continued services and counsel of the Participant.

B.                                     The Employer has adopted, effective January 1, 2002, the Haynes International, Inc.  Supplemental Executive Retirement Plan (the “Plan”), as amended from time to time, and the Participant has been selected to participate in the Plan.

C.                                     The Participant desires to participate in the Plan.

Agreement

NOW THEREFORE, it is mutually agreed that:

1.                                       Definitions.  Unless otherwise provided in this Agreement, the capitalized terms in this Agreement shall have the same meaning as under the Plan’s master plan document (the “Plan Document”).

2.                                       Integrated Agreement:  Parties Bound.  The Plan Document, a copy of which has been made available to the Participant, is hereby incorporated into and made a part of this Agreement as though set forth in full in this Agreement.  The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan Document.  This Agreement and the Plan Document, collectively, shall be considered one complete contract between the parties.

3.                                       Acknowledgment.  The Participant hereby acknowledges that he or she has read and understands this Agreement and the Plan Document.

4.                                       SERP Benefit.  The Participant’s SERP Benefit shall be a monthly amount, payable for the life of the Participant and commencing as of the date determined in accordance with Article 3 of the Plan Document, equal to the product of:

(a)                                  Three percent (3%); multiplied by

(b)                                 The Participant’s Years of Service; multiplied by

(c)                                  The Participant’s Average Compensation.

5.                                       Conditions to Participation.  As a condition to participation in the Plan, the Participant must complete, sign, date and return to the Committee an original copy of this Agreement.

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6.                                       Successors and Assigns.  This Agreement shall inure to the benefit of, and be binding upon the Employer, its successors and assigns, and the Participant.

7.                                       Governing Law.  Subject to ERISA, this Agreement shall be governed by and construed according to the internal laws of the State of Indiana without regard “to its conflict of laws principles.

IN WITNESS WHEREOF, the Participant has signed and the Company has accepted this Plan.

Agreement, on its behalf of the Employer, as of the date first written above.

PARTICIPANT

12/13/02	/s/ Francis J. Petro
Date	Signature of Participant

Francis J. Petro
Type or Print Name

AGREED AND ACCEPTED BY THE COMPANY
COMPENSATION COMMITTEE

12/13/02	/s/ R.C. Lappin
Date	Signature of Committee Member

R.C. Lappin
Type or Print Name

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PETRO, FRANCIS J.	###-##-####
Name (Last, First, Middle Initial)	Social Security Number

In the event of my death, I hereby designate the Beneficiary(ies) identified below to receive the balance of payments to be made under the Haynes International, Inc. Supplemental Executive Retirement Plan (the “Plan”).  I reserve the full right to revoke or modify this designation at any time by a subsequent written designation.

PRIMARY BENEFICIARY.  If one of my primary Beneficiaries dies before my death that person’s share will be allocated pro rata to my other surviving primary Beneficiaries.

Name	Relationship	Percent	Date of Birth	Social Security Number
1) JEAN R PETRO	WIFE	100	7/29/39	###-##-####
2)
3)

If no Primary Beneficiary survives me, the following shall be the Beneficiary:

CONTINGENT BENEFICIARY.  If one of my contingent Beneficiaries dies before my death that person’s share will be allocated pro rata to my other surviving contingent Beneficiaries.

Name		Relationship	Percent	Date of Birth	Social Security Number
1)	DAVID L PETRO	SON	20	3/16/58	###-##-####
	DEBORAH J PARSONS	DAUGHTER	20	4/10/60	###-##-####
2)	DANIEL J PETRO	SON	20	6/30/61	###-##-####
3)	ELIZABETH J PETRO	DAUGHTER	20	1/5/66	###-##-####
	ROBERT F PETRO	SON	20	12/26/73	###-##-####

This Beneficiary Designation Form is effective until the Participant files another such designation and that Beneficiary Designation Form is acknowledged by the Corporate Secretary.  Upon acknowledgment by the Corporate Secretary, all previous Beneficiary Designation Forms are hereby revoked.

The Participant acknowledges that any change of Beneficiary will not be effective until acknowledged and accepted in writing by the Corporate Secretary.

ACKNOWLEDGED AND AGREED:		ACKNOWLEDGED:

/s/ Francis J. Petro	12/3/02	/s/ Jean C. Neel	3/14/03
Signature of Participant	Date	Signature of Corporate Secretary	Date

Petro, Francis, J.	###-##-####
Name (Last, First, Middle Initial)	Social Security Number

You may use this form to:

•       Change the form of Normal Benefit you may receive under the Plan.

•       Change the form of Change in Control Benefit you may receive under the Plan.

*In order for the following elections to be effective, this form must be both submitted to and accepted by the Committee prior to (i) your termination of employment, if the election is made with respect to your Termination Benefit, or (b) the Change in Control, if the election is made with respect to your Change in Control Benefit.

Form of Normal Benefit Payments	Please select one option below.
I elect to receive my Normal Benefit, payable upon my Termination of Employment, in the following form:

☐ Life Annuity	☐ 10 Year Term Certain and Life Annuity

☒ Lump Sum

Form of Change in Control Benefit Payments	Please select one option below.
I elect to receive my Change in Control Benefit, payable upon a Change in Control, in the following form:

☐ Life Annuity	☐ 10 Year Term Certain and Life Annuity

☒ Lump Sum

ACKNOWLEDGED AND AGREED:		ACKNOWLEDGED:

/s/ Francis J. Petro	12/13/02	/s/ Calvin S. McKay	1/01/03
Signature of Participant	Date	Signature of Committee Member	Date